UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

450 Fifth Street, N.W.
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2005

Volkswagen Public Auto Loan Securitization, LLC
Volkswagen Auto Loan Enhanced Trust 2003-2

(Exact Name of Registrant as Specified in Charter)

EXHIBITS

	333-103709	83-0349353

Delaware	333-103709-02	43-6903059

(State or other jurisdiction of Incorporation)	(Commission File Number)	(Registrants’ IRS Employer Id. Nos.)

3800 Hamlin Road, Auburn Hills, Michigan 48326
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (248) 754-5000

                                                                                Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits,
Exhibit Index
Volkswagen Auto Loan Enhanced Trust 2003-2 Servicer Certificate for Collection Period ended March 26, 2005

Item 8.01       Other Events

     On April 20, 2005, JPMorgan Chase Bank, as indenture trustee, made the monthly payment to the noteholders, as indicated in the Servicer Certificate relating to Volkswagen Auto Loan Enhanced Trust 2003-2. A copy of this Servicer Certificate, which relates to the April 20, 2005 monthly payment and the Collection Period ended March 26, 2005, provided to JPMorgan Chase Bank, as indenture trustee, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits,

Exhibits           (c)

Exhibit 99.1	Volkswagen Auto Loan Enhanced Trust 2003-2 Servicer Certificate for the Collection Period ended March 26, 2005 provided to JPMorgan Chase Bank, as indenture trustee. (Filed with this report.)

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Co-Registrants have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

Dated: April 20, 2005	Volkswagen Public Auto Loan Securitization, LLC
	By:	/s/ Timothy J. Flaherty
Timothy J. Flaherty
Assistant Treasurer

Volkswagen Auto Loan Enhanced Trust 2003-2
	By:	VW Credit, Inc. as Administrator

	By:	/s/ Timothy J. Flaherty
Timothy J. Flaherty
Assistant Treasurer

Exhibit Index

No.	Description
Exhibit 99.1	Volkswagen Auto Loan Enhanced Trust 2003-2 Servicer Certificate for the Collection Period ended March 26, 2005 provided to JPMorgan Chase Bank, as indenture trustee. (Filed with this report.)